UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 30, 2018
Commission file number: 0-53600
SPRING PHARMACEUTICAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware	30-0781441
(State or Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
c/o Shandong Spring Pharmaceutical Co., Ltd. Economic Development Zone, Gucheng Road, Sishui County, Shandong Province 373200 People's Republic of China
(Address of principal executive offices)

+86 0537-4268271
(Issuer's telephone number)

China YCT International Group, Inc.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03    Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year

On August 28, 2019, China YCT International Group, Inc. (OTCQB: CYIG) filed a Certificate of Amendment to its Articles of Incorporation with the State of Delaware to reflect its corporate name change to "Spring Pharmaceutical Group, Inc." The name change was effective as of the filing of the Certificate of Amendment with the State of Delaware.

Item 9.01 Financial Statements and Exhibits.

  (d)  Exhibits

Exhibit 3.1	Certificate of Amendment to Articles of Incorporation – August 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Spring Pharmaceutical Group, Inc.

By: /s/ Tinghe Yan
Tinghe Yan
Chief Executive Officer
Dated:  August 30, 2018